                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrants    /X/
Filed by a Party other than the Registrants /  /

Check the appropriate box:
/ /    Preliminary Proxy Statement
/ /    Confidential, for Use of the Commission
       Only (as permitted by Rule 14a-6(e)(2))
/ /    Definitive Proxy Statement
/X/    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       The Hartford Mutual Funds, Inc.
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               (Name of Registrant as Specified In Its Charter)


              (Names of Registrants as Specified in Their Charters)
          ------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
/X/    No fee required
/ /    Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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         / / Fee paid previously with preliminary materials.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)  Amount Previously Paid:

                  (2)  Form, Schedule or Registration Statement No.:

                  (3)  Filing Party:

                  (4)  Date Filed:

[CORPORATED LOGO]



                                                                    July 1, 2002


Dear Shareholder:

     We previously mailed proxy materials to you relating to the Special Meeting of Shareholders of The Hartford Funds,scheduled for July 16, 2002 at 10:00 a. m. Eastern Time. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

     We encourage you to utilize one of the following options today for recording your vote promptly:

     1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll free number listed on the enclosed voting instruction form or proxy card. Have the control number found on your voting instruction form ready when prompted.

     2. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed voting instruction form or proxy card and following the instructions on the website.

     3. VOTE BY MAIL. You may cast your vote by mail by signing,dating and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

     For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL OF THE PROPOSALS AND BELIEVE THE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS.

     If you have any questions regarding anything contained in this letter, please call D. F. King & Co., Inc., toll free at 1-800-829-6554.


                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.